Shenzhen Commercial Bank
Loan Certificate

Loan date: June 20, 2007

Applicant	Shenzhen BAK Battery Co., Ltd	ID card of the Applicant	73109958-5
Currency	RMB	Amount	50,000,000
Loan Term	From June 20, 2007 to June 20, 2008
Credit Facility Agreement No.	(Shuibei) Shouxinzi (2007) No. A110020700007
Usage	Working Capital	Loan type	Short-term
Signature of Applicant	Stamp of Applicant	Signature of China CITIC Bank	Stamp of China CITIC Bank
/s/ Xiangqian Li		/s/Faling Wei

The above loan has been approved to transfer to your account.
Lending Bank: (Stamp)